SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 17, 2006

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 0-33151            54-2110681
       -----------------          ------------       ----------------
(State or other jurisdiction of   (Commission      (IRS Employer
        incorporation)             File Number)   Identification No.)

                   4483 WEST RENO AVE, LAS VEGAS, NEVADA 89118
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 221-8070

                                 NOT APPLICABLE
                    ----------------------------------------
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  Changes in the Registrant's Certifying Accountant


This report is being filed as an amendment to an 8-K filed on January 23, 2005 reporting that the Company's independent registered public accounting firm, Stonefield Josephson, Inc., had resigned.

A copy of the letter from Stonefield Josephson, Inc., as required by Item 304(a)(3)of Regulation S-B, dated January 20, 2006 to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K/A

ITEM 9.01  Financial Statements and Exhibits


         (c) Exhibits:


             Exhibit Number              DOCUMENT
            ---------------  --------------------------------------
                16.1         Letter from Stonefield Josephson, Inc.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


January 25, 2006         By:      /S/ Richard L. Hannigan, Sr.
                                  -------------------------------------
                                  Name: Richard L. Hannigan, Sr.
                                  Title: President & CEO